PAGE

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement

[ ]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     ATC ENVIRONMENTAL INC.
        ------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

___________________________________________________________________
            (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 4a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:______________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1_________________________

(4)  Proposed maximum aggregate value of transaction:______________________
_______________
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:______________________________________________

(2)  Form, Schedule or Registration Statement No.

(3)  Filing Party:________________________________________________________

(4)  Date Filed:__________________________________________________________

PAGE

                        PRELIMINARY COPY
                        ----------------

                     ATC ENVIRONMENTAL INC.
                      104 East 25th Street
                          Tenth Floor
                    New York, New York 10010

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
          TO BE HELD ON OCTOBER 8, 1996 AT 10:00 A.M.

To the Stockholders of
ATC Environmental Inc.

       Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ATC Environmental Inc., a Delaware corporation (the "Company"), will be held at The Williams Club located at 24 East 39th Street, New York, New York 10010 at the hour of 10:00 A.M. local time on October 8, 1996 for the following purposes:

          (1) To elect five Directors of the Company for the coming year;

          (2) To ratify, adopt and approve an amendment to the 1993 Incentive and Non-Qualified Stock Option Plan increasing the number of shares covered by the Plan from 500,000 shares to 1,000,000 shares;

          (3) To ratify, adopt and approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to ATC Management Solutions Inc.;
          and

          (4) To transact such other business as may properly come before the meeting.

      Only shareholders of record at the close of business on August 15, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


Dated:  September 6, 1996     By Order of the Board of Directors
                              Morry F. Rubin, President


     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

PAGE

ATC ENVIRONMENTAL INC                        104 East 25th Street
     New York, New York 10010
     (212) 353-8280

                        PROXY STATEMENT

       This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of the Company in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the fiscal year ended February 29, 1996 will be mailed together to stockholders on or about September 6, 1996. (The Company's quarterly report to stockholders for its first quarter is also being provided to stockholders. It is not intended that these reports be considered part of the proxy solicitation materials).

      The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is August 15, 1996. On that date there were issued and outstanding, approximately 7,786,049 shares of Common Stock, par value $.01 per share. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a stockholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. Directors will be elected by a plurality of the votes cast at the Meeting. The ratification of the Amendment to the Company's Certificate of Incorporate (Proposal No. 3) will be decided by a vote of a majority of the outstanding shares entitled to vote thereon. The ratification of an amendment to the Company's 1993 Incentive and Non-Statutory Stock Option Plan and all other proposals will be decided by a majority of the votes cast at the Meeting.

      All proxies received pursuant to this solicitation will be voted (unless revoked) at the Annual Meeting of October 8, 1996 or any adjournment thereof in the manner directed by a stockholder and, if no direction is made, will be voted for the election of each of the management nominees for director in
Proposal No. 1 and in favor of proposals numbered 2 and 3. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a stockholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

                                2
PAGE

      As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

                     PRINCIPAL STOCKHOLDERS

      The following table sets forth information as of August 15, 1996 with respect to the share ownership by ATC's directors individually, officers and directors as a group, and for record and/or beneficial owners of more than 5% of the outstanding amount of such stock. For purposes of calculating the amount of beneficial ownership and the respective percentages, the number of shares of ATC Common Stock which may be acquired by a person upon the exercise of outstanding options, if any, notwithstanding the options vesting schedule, are considered outstanding but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person.


                                                             Approximate
Name and                                   Number of         Percent of
Address (1)          Position              Shares Owned      Class (2)


                     Chairman of the
                     Board and Secretary;
George Rubin (3)     Director               1,512,542          18.3

                     President, Chief
                     Executive Officer,
Morry F. Rubin (4)   Treasurer; Director      800,489           10.1

                     Vice President,
                     Principal
                     Accounting Officer;
Richard L. Pruitt    Director                  56,850             *
(5)

                                3
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

Julia S. Heckman     Director                   7,500             *
(6)

Richard S.
Greenberg, Esq.      Director                   7,500             *
(7)

All Officers and
Directors of ATC
as a Group(10        Various                2,494,176           29.5
persons)(8)

*  Represents less than 1%.
____________
(1) Each person has sole voting power and investment power with respect to the number of shares indicated as owned.

(2) Based upon 7,786,049 shares of American Stock outstanding as of August 15, 1996.

(3) Shares owned include options to purchase 490,500 shares of Common Stock. Address: 104 East 25th Street, 10th Floor,
     New York, NY 10010.

(4) Shares owned include options to purchase 161,750 shares of Common Stock. Address: 104 East 25th Street, 10th Floor,
     New York, NY 10010

(5)  Shares  owned  include options to purchase 8,300  shares  of
     Common  Stock.   Address:   1515 East  Tenth  Street,  Sioux
     Falls, SD 57103.

(6) Shares owned include options to purchase 7,500 shares of Common Stock. Address: Rodman & Renshaw, Inc, Two World
     Financial Center, Tower B, New York, NY 10281.

(7) Shares owned include options to purchase 7,500 shares of Common Stock. Address: Coopers & Lybrand, 370 17th Street,
     Suite 3300, Denver, CO 80202.

(8) Shares owned include options to purchase 762,450 shares of Common Stock.

   The Company does not know of any arrangement or pledge of its securities by persons now considered in control of the Company that might result in a change of control of the Company.


                         PROPOSAL NO. 1
                     ELECTION OF DIRECTORS

      Management recommends that you vote in favor of the nominees named to the Board of Directors. Directors will be elected by a plurality of the votes cast at the Meeting.

   Five directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the five persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it

                                4
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
is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All of the nominees are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the Management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

   The following table sets forth information concerning each director of the Company, each of which has been nominated to continue as a director of the Company.

                               Term    First
                               of      Became    Principal
Name                     Age   Office  Director  Occupation

George Rubin             68    (1)     1988      Chairman of the Board of ATC

Morry F. Rubin           36    (1)     1988      President and CEO of ATC

Richard L. Pruitt        55    (1)     1988      Vice President and
                                                 Principal Accounting
                                                 Officer of ATC

Richard S. Greenberg,    47    (1)     1995      Director of Environmental
Esq.                                             Management Services Group
                                                 at Coopers & Lybrand

Julia S. Heckman         47    (1)     1995      Managing Director of
                                                 Rodman & Renshaw Inc.'s
                                                 Investment Banking Group
__________________
(1) Directors are elected at the annual meeting of shareholders and hold office until the following annual meeting.

   George Rubin has been Chairman of the Board of ATC since 1988. From 1961 to 1987, Mr. Rubin served as President, Treasurer and director of Staff Builders, Inc. Staff Builders, Inc., was a publicly held corporation engaged in the business of providing temporary personnel primarily in the health care field operating through approximately 100 offices and with revenues over $100 million. Since December 1986, Mr. Rubin has been a principal stockholder, executive officer and a director of National Diversified Services, Inc., a publicly held corporation which completed a public offering in December 1986 and currently has no business operations. George Rubin is the father of Morry F. Rubin.

   Morry  F.  Rubin has been President, Chief Executive  Officer,
Treasurer and a director of ATC since 1988.  Mr. Rubin  was  also

                                5
PAGE

President, Chief Executive Officer and Treasurer of Aurora Environmental Inc. from May 1985 to June 1995, and was a director of Aurora from September 1983 to June 1995. Since 1986, Mr. Rubin has been a principal stockholder and from 1986 to July
1995, Mr. Rubin was President and a director of National Diversified Services, Inc., a publicly held corporation, which completed a public offering in December 1986 and currently has no business operations. From 1981 to 1987, Mr. Rubin was employed in sales and as director of acquisitions for Staff Builders, Inc., a publicly held company engaged in providing temporary personnel primarily in the health care field. Morry F. Rubin is the son of George Rubin.

  Richard L. Pruitt is a Vice President, the Principal Accounting Officer and a director of ATC. Mr. Pruitt has served as Vice President of ATC since September 1990, as Principal Accounting Officer of ATC since April 1988 and as a director of ATC since January 1988. Mr. Pruitt served as Principal Financial Officer of ATC from September 1989 to April 1992 and from May 1993 to July 1995. Mr. Pruitt served as the Principal Financial Officer and a director of Aurora Environmental Inc. from May 1985 to June 1995 and served as Financial Manager of Aurora from February 1982.

   Richard S. Greenberg, Esq. has been a director of ATC since July 1995. Mr. Greenberg has been a director of the Environmental Management Consulting Services Group at Coopers & Lybrand since October 1989. Mr. Greenberg has over 20 years of experience in the areas of environmental management consulting, environmental litigation support and legislative policy analysis.

   Julia S. Heckman has been a director of ATC since August 1995. Mrs. Heckman has been a Managing Director with Rodman & Renshaw, Inc.'s Investment Banking Group since April 1995 and had been a Managing Director with Mabon Securities Corp.'s Investment Banking Group since 1991. Prior to joining Mabon Securities Corp., Mrs. Heckman was a Managing Director with Paine Webber Group Inc.'s Corporate Finance Group. Mrs. Heckman serves as a member of the Company's Board of Directors pursuant to the Underwriting Agreement dated October 10, 1995 between Rodman & Renshaw, Inc. and the Company.

   Two meetings of the Board of Directors and 19 unanimous consents were held during fiscal 1996. Each of the two meetings was attended by all directors.

    In   August,  1995,  the  Company  established  an  Executive
Compensation  Committee  and an Audit  Committee  with  Morry  F.
Rubin, Julia S. Heckman and Richard S. Greenberg, Esq. as members.

   The Audit Committee will have the power to (i) select the independent certified public accountant, (ii) satisfy itself on behalf of the Board that the external and internal auditing procedures assure reliable and informative accounting and financial reporting, (iii) have meetings with management, or with the auditors, or with both management and auditors, to review the scope of the auditor's examination, audit reports and the

                                6
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Corporation's  internal  auditing procedures  and  reviews,  (iv)
monitor policies established to prohibit unethical, questionable or illegal activities by those associated with the Corporation;
and   (v)  review  the compensation paid to the auditors  through
annual   audit  and  non-audit  fees  and  the  effect   on   the
independence of the auditors in relation thereto, and it may exercise the powers and authority of the Board of Directors to implement changes in connection with the foregoing or, at its option, may make recommendations to the entire Board of Directors
for   its  approval.   Further,  the  Audit  Committee  will   be
responsible   for   approving  any   transactions   between   the
Corporation and its officers, directors or affiliates.

   The Compensation Committee will have the power to review compensation of the Corporation's executive officers, including salaries, the granting of stock options and other forms of compensation for executive officers whose salaries are within the purview of the Board of Directors. In some cases, the Compensation Committee may make recommendations to the entire Board of Directors for its approval or, itself exercise the powers and authority of the Board of Directors to designate compensation.

   During  the  fiscal year ended February 29,  1996,  the  Audit
Committee and Compensation Committee had zero and three meetings, respectively.

                                7
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
   The following table sets forth information concerning each executive officer and key employee of the Company. The officers of the Company serve at the pleasure of the Board of Directors and until their successors are chosen and qualify.

Name                       Age       Position with Company

Officers and Directors

George  Rubin              68        Chairman of the Board and Secretary

Morry F. Rubin             36        President, Chief Executive Officer,
                                     Treasurer

Nicholas   J.  Malino      44        Senior  Vice-President,
                                     Financial and General Operations

Christopher  Vincze        35        Senior  Vice-President, Financial
                                     and General Operations

Donald W. Beck             37        Senior Vice President

John J. (Jeff) Goodwin     47        Vice President of
                                     Information Services

Wayne A. Crosby            42        Chief Financial Officer

Richard L. Pruitt          55        Vice President, Principal
                                     Accounting Officer

Key Employee

John J. Smith, Esq.        45        General Counsel


Compliance with Section 16(a) of the Securities Exchange  Act  of
1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Richard L. Pruitt and Donald Beck each filed a Form 4 late for the month of June 1995. Christopher P. Vincze and Nicholas Malino each filed a Form 4 late for the month of December 1995. Wayne Crosby and John Smith each filed a Form 4 late for the month of May 1996.

                                8
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
Executive Compensation.

   Summary Compensation Table - The following table provides information with respect to the compensation of ATC's Chief Executive Officer (CEO) and its executive officers, other than the CEO, who where serving as executive officers at the end of fiscal 1996 whose total annual salary and bonus, if any, exceeded $100,000.


                          SUMMARY COMPENSATION TABLE

                                                                Long Term
                                                                Compensation
              Annual Compensation                               Awards Payouts

       (a)              (b)      (c)        (d)      (e)       (f)       (g)       (h)       (i)

                                                       Other      Re-    Secur-                ALL
     Name and            Year                         Annual   stricted   ities               Other
    Principal            Ended                       Compen-    Stock     Under-    LTIP      Compen-
     Position           February Salary     Bonus     sation   Award(s)   lying    Payouts    sation
                        28(29)     ($)       ($)       ($)       ($)     Options     ($)       ($)

- ----------------------- -------  -------   -------   -------   -------   -------   -------   -------

                        1996     225,000   141,774      -0-       -0-       -0-      -0-      -0-

Morry F. Rubin,         1995     225,000   132,500      -0-       -0-       -0-      -0-      -0-

President and           1994     120,000    62,500      -0-       -0-       -0-      -0-      -0-
Chief Executive Officer


                        1996     225,000   141,774      -0-       -0-       -0-      -0-      -0-

George Rubin,           1995     225,000   132,500      -0-       -0-       -0-      -0-      -0-

Chairman of the Board   1994     144,231    62,500      -0-       -0-       -0-      -0-      -0-
and Secretary


                        1996     142,308      -0-     6,000(1)    -0-     30,000     -0-      -0-

Christopher P. Vincze   1995     105,385    86,500    5,550(1)    -0-     17,500     -0-      -0-

Senior Vice President   1994      96,682    98,000    4,200(1)    -0-      2,500     -0-      -0-


                        1996     142,308      -0-       -0-       -0-     30,000     -0-      -0-

Nicholas J. Malino      1995     105,385    86,500      -0-       -0-     37,500     -0-      -0-

Senior Vice President   1994      96,154    98,000      -0-       -0-      2,000     -0-      -0-


____________

 (1) Represents compensation relating to a car allowance.

                                9
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

Options  Grants  Table  -   The   following    table     provides
information with respect to individual grants of stock options by ATC during fiscal 1996 to each of the executive officers named in the preceding summary compensation table.

                    OPTION GRANTS IN LAST FISCAL YEAR


                                                                            Potential
                                                                          Realized Value
                                                                              at
                                                                          Assumed Annual
                                                                          Rates of Stock
                                                                        Price Appreciation
                        Individual    Grants                            for Option Term (2)


    (a)                    (b)          (c)      (d)        (e)              (f)     (g)
                                        % of
                         Number        Total
                           of         Options
                        Securities    Granted
                        Underlying       to
                         Options      Employees Exercise
                         Granted      in Fiscal  Price    Expiration
    Name                   (#)        Year (1)   ($/SH)      Date         5% ($)   10% ($)
- ----------------        ----------    ---------  -------- ----------      -------  -------

Morry  F.  Rubin           -0-          -0-      N/A        N/A             -0-     -0-


George Rubin               -0-          -0-      N/A        N/A             -0-     -0-


Christopher P. Vincze    20,000        12.1%    13.43      7-12-2000 (3)  74,209   163,983
                         10,000         6.1%    11.50     12-11-2000 (3)  31,772    70,209

                         20,000        12.1%    13.43      7-12-2000 (3)  74,209   163,983
Nicholas  J. Malino      10,000         6.1%    11.50     12-11-2000 (3)  31,772    70,209

N/A - not applicable
____________

(1) The % of Total Options Granted to Employees in Fiscal Year' is based upon options granted by ATC employees only and excludes options granted to non-employees and ATC options issued to replace previously outstanding Aurora options and warrants resulting from the Aurora merger.

(2) The potential realizable value of each grant of options assumes that the market price of ATC's Common Stock appreciates in value from the date of grant to the end of the option term at annualized rates of 5% and 10%, respectively, after subtracting out the applicable exercise price.

(3) The options granted to Messrs. Vincze and Malino become exercisable over a period of five years with one-fifth vesting at the date of grant and an additional one-fifth vesting on each of the four subsequent anniversaries of the date of grant and expire within five years of the date of grant.

                                10
PAGE

Aggregated Option Exercises and Fiscal Year-End Option Table -The following table provides information with respect to each exercise of stock options during fiscal 1996 by each of the executive officers named in the preceding summary compensation table and the fiscal year-end value of unexercised options.


AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR -
                        END OPTION VALUES


     (a)           (b)            (c)            (d)              (e)
                                              Number of
                                             Securities         Value of
                                             Underlying        Unexercised
                                             Unexercised      In-the-Money
                                             Options at          Options
                                             FY-End (#)       at FY-End ($)
                  Shares
               Acquired on       Value      Exercisable/      Exercisable/
                 Exercise    Realized (1)   Unexercisable     Unexercisable
    Name           (#)            ($)            (1)               (1)

Morry F. Rubin     -0-            -0-        80,000 / -0-     1,348,038 / -0-


George Rubin       -0-            -0-       490,500 / -0-     5,146,625 / -0-


Christopher        -0-            -0-        38,000 / 29,500    192,468 / 85,812
P. Vincze

Nicholas J.        -0-            -0-        47,300 / 22,200     60,350 / 88,775
Malino


____________

(1) The aggregate dollar values in column (c) and (e) are calculated by determining the difference between the fair market value of the Common Stock underlying the options and the exercise price of the options at exercise or fiscal year end, respectively. ATC's last sale price at the close of business on February 29, 1996 was $12 1/4. Stock options and warrants of Aurora converted into ATC options and warrants pursuant to the terms of the Merger Agreement are included above.

                                11
PAGE

Board of Directors Report on Executive Compensation

      The Board of Directors of ATC is composed of five members, namely, George Rubin, Chairman of the Board, Morry F. Rubin, Chief Executive Officer ("CEO"), Richard L. Pruitt, Vice President, Principal Accounting Officer, Julia S. Heckman, Managing Director with Rodman & Renshaw, Inc.'s investment banking group and Richard S. Greenberg, Director of the Environmental Management Consulting Services Group at Coopers & Lybrand LLP. The Board is responsible for reviewing and determining the annual salary, bonuses, stock option grants and other compensation of the executive officers of ATC.

      This report describes the policies and rationales of the Board in establishing the principal components of executive compensation in fiscal 1996. The Board's review and determination of executive compensation includes consideration of the following factors: (a) compensation surveys of similar size companies, (b) past and future performance contributions of each executive officer and (c) the performance of ATC, both separately and relative to similar size companies.

      Under the direction of the Board, ATC has developed a compensation strategy designed to compensate its executives on a performance basis. The strategy is intended to (a) reward executives for long-term strategic management and the enhancement of Stockholder value, (b) facilitate ATC's short and long-term planning process and (c) attract and retain key executives critical to the long-term success of ATC.

     Compensation for the CEO and other Named Executives consists of a fixed base salary and variable components, including both short-term and long-term incentive compensation in the form of bonuses and stock option grants. In evaluating the performance and setting the incentive compensation of executive management the Board considered the factors described above and that ATC completed various acquisitions and experienced growth in revenues and earnings during the past three fiscal years.

      Based on the foregoing, the Board believes that ATC's executive management is dedicated to its corporate objectives of achieving significant improvements in long-term financial and operating performance. The executive compensation program outlined below is designed to implement this strategy by rewarding management for achieving these objectives.

     Base Salary. ATC's base salary is designed to recognize the sustained and cumulative effect on long-term results that its executives have demonstrated. The base salary is a remuneration for services provided and is generally fixed at levels which are competitive with amounts paid to executives at comparable companies.

     Short-Term Incentives. Short-term incentives in the form of bonuses are paid to each of the Executives named in the summary

                                12
PAGE
compensation table to recognize performance that is related to the achievement of key financial and operating objectives that have been established for a fiscal year. Since short-term incentives should generally reflect one year contributions, the size of the payments may vary considerably from year to year, depending on the performance of ATC, the executive, his individual activities and terms of any employment contracts.

      Long-Term Incentives. The Board recognizes that long-term incentive compensation is a substantial component of the total pay package linking executive pay and corporate performance. At ATC, long-term incentive compensation in the form of equity based compensation is intended to link the interests of its executives with the interests of ATC's Stockholders by rewarding executives with stock options for both past and anticipated achievements of the Executive.

      Chief Executive Officer's Fiscal 1996 Compensation . As more specifically set forth in the Summary Compensation Table, during fiscal 1996, Mr. Morry F. Rubin earned an annual salary of $225,000 and an annual bonus equal to 2-1/2 % of ATC's consolidated pre-tax profits.

      In determining Mr. Rubin's 1996 compensation, the Board considered the factors applied to the compensation of all executive officers as discussed above. The Board decided that, based on these criteria, ATC's performance based on the creation of Stockholder value, cash flow, and net income and that his annual compensation is generally less than that paid to CEO's of similar companies.

     The foregoing report has been approved by all members of the Board.

               George Rubin  - Chairman
               Morry F. Rubin
               Richard L. Pruitt
               Julia s. Heckman
               Richard S. Greenberg

Comparative Performance by ATC

      ATC is presenting a chart comparing the cumulative total stockholder return on its Common Stock with the cumulative Stockholder return of (1) a broad equity market index, and (2) a published industry index or peer group for the past five years. such chart compares the performance of ATC's Common Stock with
(1) the NASDAQ Stock Market Index and (2) a group of public companies each of whom are listed in the peer group sanitary and other services and assumes an investment of $100 in ATC's Common Stock and on March 1, 1991 an investment of $100 in each of the stocks comprising the NASDAQ Stock Market Index and the stocks of the peer group sanitary and other services.

                                13
PAGE

                        [LETTERHEAD]

        COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                     PERFORMANCE GRAPH FOR
                     ATC ENVIRONMENTAL INC.

PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
PRODUCED ON MAY 23, 1996 INCLUDING DATA TO FEBRUARY 29, 1996


                        [GRAPH]



                        LEGEND


SYMBOL  CRSP TOTAL RETURN INDEX FOR:             02/28/91  02/28/92  02/26/93  02/28/94  02/28/95  02/29/96

- ------  ATC Environmental Inc                       100.0      61.5      70.3     120.9     233.0     215.4
 ...-..  Nasdaq Stock Market (US Companies)          100.0     142.7     152.0     179.8     182.3     254.0
 ._._._  NASDAQ Stocks (SIC 4950-4959 US+Foreign)    100.0     122.9      78.6      62.3      51.0      90.4
        Sanitary Services

Notes:
        A. The lines represent monthly index levels derived from compunded daily returns that include all dividends.
        B. The indexes are reweighted daily, using the marked capitalization on the previous trading day.
        C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding day is used.
        D. The index level for all series was set to $100.00 on 02/28/91.



                                       14
PAGE

Compensation Committee Interlocks and Insider Participation


      The Board of Directors of ATC is composed of five members, namely, George Rubin, Chairman of the Board, Morry F. Rubin, ATC's Chief Executive Officer ("CEO"), Richard L. Pruitt, Vice President, Principal Accounting Officer, Julia S. Heckman, Managing Director with Rodman and Renshaw, Inc.'s. Investment Banking Group and Richard S. Greenberg Esq., a director of the Environmental Management Group at Coopers & Lybrand. The Board of Directors has recently appointed an Audit Committee and a Compensation Committee consisting of three directors including Morry F. Rubin and Richard S. Greenberg and Julia S. Heckman. The Audit Committee will be responsible, among other things, for approving any transactions between the Company and any of its directors, officers or affiliates. Since August 1995, the Compensation Committee is responsible for setting compensation of the executive officers of the Company and for granting any further options to purchase Common Stock. Prior to August 1995, the Board had sole responsibility for reviewing and determining the annual salary, bonuses, stock option grants and other compensation of the executive officers of ATC.

      George Rubin and Morry F. Rubin are officers and/or directors of ATC's subsidiaries. Morry F. Rubin, George Rubin and Richard L. Pruitt each receive all of their respective cash compensation through ATC. However, derivative securities such as options or warrants have in the past been granted to each of the aforesaid persons by Aurora, although none were granted during fiscal 1996.

     George Rubin is one of two directors of National Diversified Services, Inc. ("National"). During National's fiscal year ended December 31, 1995, no cash compensation was paid to any officer of ATC. During ATC's past fiscal year, Aurora, ATC and their subsidiaries had no business relationship with National.

Employment Contracts and other Compensating Arrangements

      George  Rubin, Morry Rubin, Nicholas Malino and Christopher
P. Vincze receive annual salaries of approximately $225,000, $225,000, $170,000 and $170,000, respectively. Salaries of all executive officers of ATC (8 persons), currently aggregate approximately $1,083,000. ATC has no employment contracts with its executive officers. All salaries and bonuses are at the discretion of the Board of Directors, however, ATC's Board of Directors has agreed to pay bonuses to each of George Rubin and Morry F. Rubin of 2-1/2% of pre-tax profits based upon fiscal 1997 operating results. ATC will also pay to Christopher Vincze and Nicholas Malino bonuses based upon operating income exclusive of ATC's subsidiary, ATC InSys Technology, Inc. The bonuses to be paid to such officers for fiscal 1997 are not pursuant to any written agreements.

      During fiscal 1990, ATC approved an employee savings plan which allows voluntary contributions by eligible employees into designated investment funds. ATC may, at the discretion of its Board of directors, make additional contributions on behalf of

                                15
PAGE
the Plan's participants. No contributions were made by the Company in fiscal years 1994, 1995, and 1996.

     ATC has no other annuity, pension or retirement benefits for its employees. ATC provides life, dental and health insurance, which is available to all full-time employees. ATC has not afforded any of its officers or directors any personal benefits, the value of which exceeds 10% of his salary, which are not directly related to job performance or provided generally to all salaried employees.

Directors Compensation

      During fiscal 1996, ATC granted options to purchase 7,500 shares to each of Julia S. Heckman and Richard S. Greenberg, Esq., ATC's two outside directors. No other compensation was paid to ATC's directors during fiscal 1996 for serving in the capacity of director and there are no current arrangements for future compensation of directors. Depending upon the number of meetings and the time required for ATC's operations, ATC may decide to compensate its directors in the future.

ATC Stock Option Plans

     On January 12, 1988, the board of directors of ATC adopted a Stock Option Plan (the "1988 Plan") which was ratified by Stockholders on January 12, 1988. The Plan covers 200,000 shares of Common Stock and is intended to strengthen ATC's ability to attract and retain in its employ experienced persons and to attract other persons to become associated with, and/or to maintain their association with, ATC and its subsidiaries in various capacities (e.g. consultants, salespersons) other than that of an employee, by affording such employees and other persons an opportunity to hold a proprietary interest in ATC. The Plan authorizes the issuance of the options covered thereby as either "Incentive Stock Options" within the meaning of the Internal Revenue Code of 1986, as amended, or as "Non-Statutory Options". While any person is eligible to receive Non-Statutory options, only employees are eligible to receive an Incentive Option under the provisions of applicable law. The Plan also provided that no options may be granted after January 11, 1998.

      The Plan is administered by ATC's Board of Directors, which has the authority to determine the persons to whom options shall be granted, whether any particular option shall be an Incentive Option or a Non-Statutory Option, the number of shares to be covered by each option, the time or times at which options will be granted or may be exercised and the other terms and provisions of the options except that the Plan prohibits the exercise of an Incentive Stock Option unless the Optionee has been continuously employed by ATC from the date of grant to the date of exercise. Accordingly, Incentive Stock Options terminate upon termination of the Optionee's employment with ATC for any reason whatsoever. The Plan also provides that: (i) the exercise price of options granted thereunder shall not be less than 100% (or in the case of

                                16
PAGE
an Incentive Option, 110% if the optionee owns 10% or more of the outstanding voting securities of ATC) of the fair market value of such shares on the date of grant, as determined by the Board, and
(ii) no option by its terms may be exercised more than ten years (five years in the case of an Incentive Option, where the optionee owns 10% or more of the outstanding voting securities of
ATC) after the date of grant. Any options which are canceled or not exercised within the option period become available for future grants.

      On July 16, 1993, ATC adopted the 1993 Incentive and Non-Qualified Stock Option Plan covering 200,000 shares (the "1993 Plan"). In 1995, the 1993 Plan was amended to increase the number of shares covered to 500,000 shares. In August 1996, the Board of Directors approved an increase in the number of shares covered under the 1993 Plan to 1,000,000, subject to stockholder approval. See Proposal No. 2. The 1993 Plan provides no options may be granted after July 15, 2003. The 1993 Plan is similar in all respects to the 1988 Stock Option Plan described above.

      On June 29, 1995 ATC adopted a new stock option plan (the "1995 Plan") to replace Aurora Environmental Inc.'s ("Aurora") 1987 Stock Option Plan, except that the shares covered by the new plan are limited to 81,750. These options were granted to Morry Rubin in replacement of Aurora's options previously held at an exercise price of $5.32 per share and expire January 2004.

      As of February 29, 1996, ATC has options outstanding to purchase 584,720 shares (under the 1988, 1993 and 1995 Plans) at exercise prices ranging from $1.875 per share to $17.00 per share. As of February 29, 1996, options to purchase 307,950 shares of ATC's Common Stock are currently exercisable.

Conflicts   of  Interest;  Limitation  of  Directors'  Liability;
Indemnification

       Certain of the Company's officers and directors are officers, directors and/or employees of other companies. Accordingly, possible conflicts of interest may arise in the future in connection with the performance of their duties. Such potential conflicts of interest may include, among other things, time, effort and corporate opportunity. As no policy has been established by ATC for the resolution of any such conflicts, ATC may be adversely affected should they choose to place their other business interests before that of ATC.

      As permitted by the Delaware General Corporation Law, ATC's Certificate of Incorporation provides that a director of ATC will not be personally liable to ATC or its Stockholders for monetary damages for breach of the fiduciary duty of care as a director, except under certain circumstances including breach of the director's duty of loyalty to ATC or its Stockholders or any transaction from which the director derived an improper personal benefit.

                                17
PAGE

      ATC's by-laws provide for the indemnification of ATC's officers and directors to the fullest extent permitted by Delaware law. In this respect, ATC has entered into indemnification agreements with its officers and directors to hold them harmless and to indemnify each person from and against all fines, amounts paid in settlements and expenses, including attorneys' fees incurred as a result of or in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative or investigative, by reason of the fact that the person was a director and/or officer of ATC or served any other corporation in any capacity at the request of ATC, in the manner and to the extent permitted by law.

      ATC has been advised that it is the position of the Securities and Exchange Commission that insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Laws, that such provisions are against public policy as expressed in the Securities Laws and are therefore unenforceable.

Certain Relationships and Related Transactions

      Effective June 29, 1995, ATC and its parent, Aurora were merged pursuant to an agreement approved by the majority of shareholders of each company, with ATC as the surviving corporation (the "Aurora Merger"). Prior to the Aurora Merger,
Aurora was a holding company which owned approximately 57% of ATC's outstanding Common Stock and had substantially no other assets. Under the terms of the merger, each outstanding share of Aurora Common stock was exchanged for .545 shares of ATC Common Stock. ATC issued 3,341,356 shares of ATC Common Stock in exchange for 6,131,104 shares of Aurora's common stock, and issued options and warrants entitling the holders thereof to purchase up to 604,950 shares of ATC Common Stock upon exercise in replacement of previously outstanding options and warrants to purchase Aurora's common stock. ATC common shares held by Aurora of 3,258,000 were canceled. Actual common shares outstanding increased by 83,356 shares. As a result of the Aurora Merger, ATC utilized Aurora's net operating loss carry forward to reduce its taxable income and accordingly recorded a one-time reduction in income tax expense of approximately $350,000 ($.05 per share) in fiscal 1996. Certain officers and directors of ATC were stockholders of Aurora and participated in the merger on a consistent basis with all Aurora security holders.

      ATC has in the past, and may in the future, enter into transactions with officers, directors and other affiliates which may be deemed to be non-arms-length transactions (i.e. transactions between related parties). Any new transactions would be approved by a majority of disinterested Board of Directors and would be expected to be made on terms no less favorable to ATC than could be arranged with independent third parties. All material transactions during the past three years between ATC and Aurora are set forth above.

                                18
PAGE

                         PROPOSAL NO. 2
     PROPOSAL TO RATIFY, ADOPT AND APPROVE AN AMENDMENT
     TO THE 1993 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

         Management recommends that you vote in favor
         of the ratification, adoption and approval of
             an amendment to the 1993 Incentive and
               Non-Statutory Stock Option Plan.

        This Proposal will be decided by a majority of
       the votes cast at the meeting of Stockholders by
        the holders of shares entitled to vote thereon.

      The information which follows contains a description of the 1993 Plan including a description of the proposed amendment to the 1993 Plan as approved by the Board of Directors to increase the number of shares under the Plan.

General

      The 1993 Incentive and Non-Qualified Stock Option Plan, was approved by the Board of Directors on July 16, 1993 and ratified by stockholders on September 10, 1993. The 1993 Plan covers 500,000 shares of Common Stock, which the board has proposed to increase to 1,000,000 shares, subject to adjustment of shares under the anti-dilution provisions of the 1993 Plan. The 1993 Plan authorizes the issuance of the options covered thereby as either "Incentive Stock Options" within the meaning of the Internal Revenue Code of 1986, as amended, or as "Non-Statutory or Non-Qualified Stock Options." Persons eligible to receive options under the 1993 Plan includes employees, directors, officers, consultants or advisors, provided that bona fide services shall be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital raising transaction; however, only employees (who may also be officers and/or directors) are eligible to receive an Incentive Stock Option. The 1993 Plan also provides that no options may be granted after July 15, 2003.

      The Board of Directors alone shall have the right to alter, amend, extend or revoke the 1993 Plan or any part thereof at any time, or from time to time, provided, however, that without the consent of the optionees, no change may be made in any option theretofore granted which will impair the rights of existing optionees.

     On August 19, 1996, the closing sales price of the Company's
Common Stock as reported on the NASDAQ National Market System was
$12.9375.   The  above  price reflects  an  inter-dealer  prices,
without retail markup, markdown or commission.

Purpose

      The purpose of the 1993 Plan is to encourage and enable officers, directors and employees of the Company upon whose judgment, initiative and efforts the Company largely depends for

                                19
PAGE
the successful conduct of its business, to acquire a closer identification of their interests with those of the Company by providing them with a more direct stake in its welfare, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. The 1993 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Eligibility and Participation

      Incentive Stock Options Under the 1993 Plan may be granted under this Plan only to officers (who are employees) and to other key employees of (a) the Company and (b) "subsidiaries" of the Company. A director of the Company or any subsidiaries may receive an Incentive Stock Option under this Plan if such person is otherwise an employee of the Company and/or any subsidiaries. An employee, director or officer of the Company (or any subsidiaries), may receive a Non-Qualified Stock Option. In addition, consultants and advisors who the Board determines is providing bona fide services to the Company or any subsidiaries, whether or not otherwise compensated, may receive a Non-Qualified Stock Option so long as the Plan would continue to qualify as an Employee Benefit Plan under the Securities Act of 1934, as amended. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Board may take into account the nature of the services rendered by, and the responsibilities borne by, such respective persons, their present and potential contributions to the Company's success and such other factors as the Board in its discretion shall deem relevant. Under the 1993 Plan, the aggregate fair market value (determined at the time the option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the individual's Employer Corporation and its parent and subsidiary corporation) shall not exceed $100,000. More than one option may be granted to any optionee. Subject to the number of shares covered by the Plan, no further restrictions are placed on the Board of Directors in determining eligibility or participation for granting options or the amount of options which may be granted to, any director, officer, consultant or employee.

     The Company and its subsidiaries employ over 1,300 full-time employees and additional part-time persons, each of whom are eligible to participate in the 1993 Plan at the discretion of the Board of Directors.

                                20
PAGE

Plan Benefits

      The table provided below contains information on the benefits provided to certain persons and groups of persons under the 1993 Plan. As of May 31, 1996, the Company has granted under the 1993 Plan, options to purchase 342,750 shares at exercise prices ranging from $6.75 to $17.00 per share. Except as provided in the table below, no other benefits under the 1993 Plan are determinable at the present time.


                         PLAN BENEFITS
                                                        Number
                                       Net                of
Name and Position                   Realizable          Shares
                                   Value $ (1)       Unexercised
Morry F. Rubin                          -0-               -0-

George Rubin                            -0-               -0-

Nicholas J. Malino                  183,156             69,500

Christopher P. Vincze               163,907             47,500

Board Nominees as a Group
     (five persons)                  39,688             20,000

All Executive
Officers and Key Employee as
a group (nine persons)              469,627            148,300

All Non-Executive directors
as a group (two persons)
                                        -0-             15,000
Non-Executive Officer
Employee Group (2)(3)                85,072            194,450

- ------------
(1) Based on the fair market value (approximately $12.9375 per share) of the Company's Common Stock on August 19, 1996 less the applicable exercise price.

(2) Does not include value of option grants to consultants and directors or non-employees.

(3)  Based upon an estimated average grant price of $12.50.

                                21
PAGE

Administration

      The 1993 Plan is administered by the Company's Board of Directors (or a stock option committee consisting of three members of the Board) which has the authority to determine the persons to whom options shall be granted, whether any particular option shall be an Incentive Option or a Non-Qualified Option, the number of shares to be covered by each option, the time or times at which options will be granted or may be exercised and the other terms and provisions of the Options.

      The Board's or Committee's determination on all matters shall be conclusive and binding on the Company and on all Optionees and their legal representatives. In the event that there is a Committee, the Committee's powers are subject, however, to such resolutions as may from time to time be adopted by the Board in exercise of the Board's final power to determine questions of policy and expediency which arise in connection with the Plan. The Board at any time by resolution may abolish the committee, revest the administration of the Plan in the Board or grant options during the existence of the Committee.

      All directors of the Company hold office until the next annual stockholders' meeting and until the election and qualification of their successors. Although the Board of Directors may elect to do so, it does not presently contemplate providing periodic reports to employees as to the amount and status of each option granted under the 1993 Plan.

Term of Plan

      The  Board of Directors may terminate the 1993 Plan at  any
time.   Termination  of  the  Plan will  not  affect  rights  and
obligations theretofore granted and then in effect.   No  options
may be granted later than July 15, 2003.

Option Price and Duration of Option

      The 1993 Plan also provides that the Board of Directors or Committee shall determine the exercise price of the Common Stock under each option. The 1993 Plan also provides that: (i) the exercise price of Incentive Stock Options granted thereunder shall not be less than 100% (110% if the optionee owns 10% or more of the outstanding voting securities of the Company) of the fair market value of such shares on the date of grant, as determined by the Board or Committee, and (ii) no option by its terms may be exercised more than ten years (five years in the case of an Incentive Stock Option, where the optionee owns 10% or more of the outstanding voting securities of the Company) after the date of grant. Any options which are canceled or not exercised within the option period become available for future grants.

                                22
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
Exercise of Options

      An Option granted under the Plan shall be exercisable at such time or times, whether or not in installments, as the Board or Committee shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares which have become so purchasable are less than 100 shares. The purchase price of the shares shall be paid in full, together with any applicable federal income tax and other withholding amounts upon the exercise of the Option, and the Company shall not be required to deliver certificates for such shares until such payments have been made. An Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant to the date of exercise of the Option. Accordingly, Incentive Stock Options terminate upon termination of the Optionee's employment with the Company for any reason whatsoever and may only be exercised by the Optionee and not by his heirs or distributees. In the case of Non-Qualified Stock Options, the Board or Directors or Committee thereof shall determine any applicable termination provisions at the time of grant.

      An option shall be exercised by written notice of such exercise, in the form prescribed by the Board or Directors to the Secretary of the Company, at its principal office or such other place as designated by the Board of Directors. The notice shall specify the address to which the certificates are to be mailed, the optionees' social security number and the number of shares for which the option is being exercised and shall be accompanied by payment in full of the purchase price of such shares. Any required federal income tax or other withholding amount shall also be paid (in full) by the optionee to the Company at the time of such exercise. Although the Board of Directors or Committee may elect to do so, it does not presently contemplate permitting payments of the purchase price to be made by payroll deductions or other installment payments. No shares shall be delivered upon exercise of any option until all laws, rules and regulations which the Board of Directors or Committee may deem applicable have been complied with.

Transferability

      All Incentive Stock Options are non-transferable.  All Non-
Qualified Stock Options are non-transferable except by will or the laws of descent and distribution.

No Rights as Shareholder

      The holder of an option granted under the 1993 Plan shall have none of the rights of a shareholder with respect to the shares covered by the option until certificates representing shares purchased upon exercise of the option have been issued.

                                23
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
Adjustments

     The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividends, or any other increase or decrease in the number of issued shares of Common Stock of the Company without receipt of consideration by the Company.

      Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall be adjusted so as to pertain and apply to the securities to which the holder of the number of shares of Common Stock of the Company subject to the Option would have been entitled.

Tax Consequences

      Incentive stock options granted under the 1993 Plan are designed to qualify for the special tax treatment for incentive stock options provided for in the Internal Revenue Code (the "Code"). Under the provisions of the Code, an optionee who at all times from the date of grant until three months before the date of exercise is an employee of the Company, and who holds the shares of Common Stock obtained upon exercise of his incentive stock option for two years after the date of grant and one year after exercise, will recognize no taxable income on either the grant or exercise of such option and will recognize capital gain or loss on the sale of the shares. If such shares are held by the optionee for the required holding period, the Company will not be entitled to any tax deduction with respect to the grant or exercise of the option. If such shares are sold by the optionee prior to the expiration of the holding periods described above, the optionee will recognize ordinary income upon such disposition. Upon the exercise of an incentive stock option, the optionee will incur an item of tax preference equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, which may subject the optionee to the alternative minimum tax.

      The grant of a non-qualified option pursuant to the 1993 Plan will generally speaking result in neither taxable income to the optionee nor a tax deduction to the Company; however, when an optionee exercises such an option, he or she will realize, for Federal income tax purposes, ordinary income in the amount of the difference between the option price and the then market value of the share, and the Company will be entitled to a corresponding deduction. Any such ordinary income may be subject to Federal income tax withholding at the time of such exercise and will increase the optionee's tax basis for the purpose of computing gain or loss on the later sale or exchange of the shares.
Officers  and directors who are subject to Section 16(b)  of  the

                                24
PAGE

Securities Exchange Act of 1934 may be subject to different tax consequences upon exercise of their options, unless they file an election under Section 83(b) of the Internal Revenue Code within 30 days of such exercise.

Board Proposal

      The Board of Directors adopted and approved an increase in the number of shares under the 1993 Plan from 500,000 shares to 1,000,000 shares. The proposed amendment is to amend Section 3 of the Plan to reflect the 1,000,000 shares subject to the Plan. The purpose of the amendment is to enable the Company to have sufficient stock options available under the Plan to reward officers, directors, key employees and consultants for enhancement of stockholder value and link the interests of such persons with the interests of the Company's stockholders.

                         PROPOSAL NO. 3
            PROPOSAL TO RATIFY, ADOPT AND APPROVE AN
           AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                INCORPORATION TO CHANGE ITS NAME

      Management recommends that you vote in favor of this proposal. This proposal will be decided at the Meeting by a majority of the outstanding shares entitled to vote thereon.

      The Company has grown in recent years through internal expansion and through acquisition of businesses primarily in the environmental engineering and consulting industry. In May 1996,
the   Company  purchased  certain  assets  and  assumed   certain
liabilities of 3D Information Services Inc., a New Jersey based information services company, providing technical information system consulting services in all phases of information system design, development, maintenance and management in client server
and   mainframe  based  environments.   As  a  result   of   this
acquisition, the Company's business operations has expanded from the environmental consulting and engineering industry to the
information technology consulting services industry.   Since  the
name ATC Environmental Inc. may indicate to the public that its business is limited to the environmental industry, the Board of Directors of the Company believes it to be advisable and in the best interest of the Company to change its corporate name to "ATC MANAGEMENT SOLUTIONS INC." In this respect, the Board of Directors approved the name change, subject to stockholder approval. The proposal to stockholders is to amend Article I of the Certificate of Incorporation to read as follows: "The name of the Corporation is ATC Management Solutions Inc." In the event that the new proposed name, ATC Management Solutions Inc, becomes unavailable for any reason whatsoever, then it is intended that the proxy be voted, unless such authority is withheld, in favor of a new name as shall be designated by the Board of Directors.

                                25
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
                            AUDITORS

      The firm of Deloitte & Touche, independent certified public accountants, is expected to be appointed to continue making the annual audit of the financial statements of the Company for the upcoming 1997 fiscal year. Deloitte & Touche performed the audit services for the fiscal year ended February 29, 1996. It is not expected that a representative of Deloitte & Touche will be present at the Annual Meeting of Stockholders.

       STOCKHOLDERS PROPOSALS FOR THE NEXT ANNUAL MEETING

      No proposals by stockholders have been submitted to the Company to be considered at the Annual Meeting of Stockholders. All proposals by stockholders to be considered at the next Annual Meeting of Stockholders should be submitted to the Company as soon as practicable but no later than May 15, 1997.

                         OTHER BUSINESS

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Annual Meeting.


      AVAILABILITY OF SECURITIES AND EXCHANGE COMMISSION'S
                           FORM 10-K

       THE COMPANY'S REPORT FOR ITS FISCAL YEAR ENDED FEBRUARY 29, 1996, ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TO ATC ENVIRONMENTAL INC., ATTENTION:
SHAREHOLDER  RELATIONS,  104 EAST 25TH STREET,  10TH  FLOOR,  NEW
YORK, NY 10010.

                 ANNUAL REPORT TO STOCKHOLDERS

      A copy of the Company's 1996 Annual Report for the fiscal year ended February 29, 1996, accompanies this Proxy Statement.


                                   ATC ENVIRONMENTAL INC.


Dated:  September 6, 1996          Morry F. Rubin, President


                                26
PAGE

               ATC ENVIRONMENTAL INC. - 1996 ANNUAL MEETING
               To be held on October 8, 1996 at 10:00 A.M.
       This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned stockholder of ATC Environmental Inc., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated October 20, 1996 and hereby constitutes and appoints Morry F. Rubin and George Rubin or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Stockholders of the Company to be held at The Williams Club located at 24 East 39th
Street, New York, N.Y. 10010, on October 8, 1996 at 10:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1. The election of the five directors nominated by the Board of Directors.

   FOR all nominees listed below (except    WITHHOLD  AUTHORITY to vote
   as  indicated below), please             for all nominees listed below,
   check  here                 [   ]        check here                [   ]


   George Rubin                   Morry F. Rubin          Richard L. Pruitt
   Richard S. Greenberg, Esq.     Julia S. Heckman

To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' name(s) in the space provided below.)
            __________________________________________________

2.    To  ratify,  adopt  and approve an amendment to  the  Company's  1993
Incentive and Non-Statutory Stock Option     Plan to increase the number of
shares covered by the Plan to 1,000,000.

Please check one box:  FOR   [ ]  AGAINST   [ ]    ABSTAIN  [ ]


3. To ratify, adopt and approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to ATC Management Solutions Inc.

Please check one box:  FOR   [ ]  AGAINST   [ ]    ABSTAIN  [ ]


4. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposals 1, 2 and 3. This proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted for the election of the five named individuals as directors and in favor of Proposal Nos. 2 and 3.

Dated ___________________________________1996

_________________________________________(L.S.)

_________________________________________(L.S.)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.

PAGE

                       LESTER MORSE P.C.
                 111 Great Neck Road, Suite 420
                      Great Neck, NY 11021
                    Telephone (516) 487-1446
                   Telecopier (516) 487-1452



                      August 22, 1996




Securities & Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Re:  ATC Environmental Inc.
     File No. 1-10583

Gentlemen:

     In accordance with Regulation 14a-6(a), enclosed please find preliminary copies of the Proxy Statement and Proxy. We understand that ATC Environmental Inc. has a credit of $500 which will be used to offset the $125 filing fee. The approximate mailing date for the Proxy Statement will be September 6, 1996.

      The Annual Meeting includes the election of directors, the ratification, adoption and approval of an amendment to the Company's 1993 Incentive and Non-Statutory Stock Option Plan and the ratification, adoption and approval of a change in the Company's name.

                                   Very truly yours,

                                   LESTER MORSE P.C.



                                   Steven Morse